UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                Date of Event Requiring Report: October 22, 2003
                                               -----------------



                           SATELLITE ENTERPRISES CORP.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


                           Nevada 000-26607 88-0390828
    ---------------------------- ------------------------ ------------------
      (State or Other Jurisdiction (Commission File Number) (IRS Employer
                     of Incorporation) Identification No.)


                     7601 North Federal Highway, Suite 140B
                            Boca Raton, Florida 33487
                   ------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (954) 343-7061
                               ------------------


           -----------------------------------------------------------
          (Former name or former address, if changes since last report)

Item 1.  Changes in Control of Registrant

          None.

Item 2.  Acquisition or Disposition of Assets

          None.

Item 3.  Bankruptcy or Receivership

          None.

Item 4.  Changes in Registrant's Certifying Accountant

     Effective on October 22, 2003, Callahan, Johnston & Associates, LLC resigned as the principal accountant engaged to audit the financial statements of Satellite Enterprises Corp. (the "Company"). Callahan, Johnston & Associates, LLC performed the audit of the Company's financial statements for the fiscal year ended June 31, 2003. During this period and the subsequent interim period prior to their resignation, there were no disagreements with Callahan, Johnston & Associates, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Callahan, Johnston & Associates, LLC's satisfaction would have caused Callahan, Johnston & Associates, LLC to make reference to this subject matter of the disagreements in connection with Callahan, Johnston & Associates, LLC's report, nor were there any "reportable events" as such term is defined in
Item 304(a)(1)(iv) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-K").

     The audit reports of Callahan, Johnston & Associates, LLC for the Company's fiscal year ended June 31, 2003 did not contain an adverse opinion, a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

     The Company has requested Callahan, Johnston & Associates, LLC to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Company. Such letter has not been received to date, when the Company receives the letter, it will attach the letter in an amended Form 8-K.

     Effective on November 25, 2003, the Company engaged Meyler & Company, LLC, Certified Public Accountants of One Arin Park, 1715 Highway 35, Middletown, NJ 07748 to audit the Company's financial statements. Prior to its engagement, the Company had not consulted with Meyler & Company, LLC with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject or disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-K.

     Board of Directors of the Company approved the change in accountants described herein.


Item 5.  Other Events

          None.


Item 6.  Resignation and Appointment of Directors

          None.

Item 7.  Financial Statements, Pro Forma Financials, & Exhibits

          Financial Statements:

               None.

          Pro Forma Financial Statements:

               None.

          Exhibits:

               EX-16.1 Resignation of Callahan, Johnston & Associates, LLC


Item 8.  Change in Fiscal Year.

          None.


Item 9.  Regulation FD Disclosure.

          None.


Item 10. Amendments to the Registrant's Code of Ethics, Waiver of a Provision of the Code of Ethics

          None.


Item 11.  Temporary  Suspension of Trading Under  Registrant's  Employee Benefit
Plans

          None


Item 12.  Results of Operations and Financial Condition.

          None.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 28, 2003                          Satellite Enterprises Corp.
       -------------------                         ----------------------------
                                                   (Registrant)

                                                    /s/  Steve Mannen
                                                   ----------------------------
                                                     Steve Mannen, Interim CEO


                                                    /s/  Jerry Gruenbaum
                                                   ----------------------------
                                                     Jerry Gruenbaum, Secretary